Lender Meeting Senior Secured Term Loan

Public-Side Presentation

June 11, 2013

FORWARD-LOOKING STATEMENT:

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation, including, without limitation, statements regarding the assumptions we make about our business and economic model, our dividend policy, including expected yields ields, business strategy trategy and other plans and objectives for our future operations, are forward looking statements. These forward-looking statements are subject to inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements. We have included important factors in the cautionary statements made in our Annual Report on Form 10-K, particularly under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” that we believe could cause actual results or events to differ materially from those expressed or implied by the forward looking statements that we make in this presentation. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. Unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.

NON-GAAP MEASURES:

In addition to financial measures prepared in accordance with generally accepted accounting principles (“GAAP”), this presentation also contains references to cash generated available for distribution, servicing revenue and servicing expense, which are non-GAAP performance measures. We believe these non-GAAP performance measures may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

The information contained in this presentation is not an offer to sell nor a solicitation of an offer to purchase any securities of the Company.

2

Presenters

John P. Van Vlack James E. Lauter Richard Delgado

President and Director Chief Financial Officer Treasurer

3

Company Overview and Strategy

4

HLSS Overview

Business

HLSS is an independent acquirer of high-quality mortgage servicing assets Mortgage servicing advances Fees from servicing non-agency mortgage loans (Rights to MSRs) Objective is to generate a stable, recurring, fee-based earnings stream Low fixed infrastructure costs given all key servicing functions provided by Ocwen Equity market capitalization has grown from ~$200 million at IPO in March 2012 to $1.4 billion¹ today demonstrating our strong access to the capital markets Follow-on offerings in September ($250MM) and December ($500MM) Focus on conservative leverage and ample liquidity

Value Proposition

HLSS’ assets represent a 5% first-priority claim against residential real estate $4.1 billion of assets collateralized by $92.5 billion UPB of loans serviced Opportunity to invest in consolidating market largely inaccessible to debt and equity investors Unique business model with limited correlation to the economy Low liquidity risk given match funded capital structure – 90% of assets self-liquidate at par

Growth Plan

Ocwen portfolio includes over $100 billion UPB available for purchase at March 31, 2013??Demonstrated ability to close purchases simultaneous to funding—prevents earnings drag WKSI eligibility simplifies future equity offerings and facilitates access to capital Currently focused on Alt-A and subprime sectors May consider purchasing from third-parties, but view Ocwen-serviced assets as a priority in the near term

1Based on the closing share price of $23.91 per share on June 7, 2013

5

Key Milestones

Pre-2012

Ocwen (and its predecessor) has been a leading servicer since 1983, demonstrating a strong ability to service residential loans across economic cycles

September 2012

Purchased rights to MSRs with $21.2bn UPB

Included $702.7mm of servicing advances

December 2012

Acquired rights to MSRs with $34.6bn UPB

Included $1.7bn of servicing advances

May 2013

Issued $375mm in two-year and $475mm in four-year fixed rate term notes at a weighted average spread over LIBOR of 1.04%

May 2012

Acquired rights to MSRs with $2.9bn UPB

Included $92.2mm of servicing advances

September 2012

Priced a follow-on equity offering with gross proceeds of approximately $249.9mm

October 2012

Issued $250mm in one-year and $450mm in three-year fixed rate term notes at a weighted average spread over LIBOR of 1.55%

January 2013

Issued $650mm in one-year, 350mm in three-year and $150mm in five-year notes at a weighted average spread over LIBOR of 0.94%

Pre- Jan Feb Mar Apr May Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2012

March 2012

Gross proceeds of $196.6mm from an IPO and Private Placement and acquisition of rights to MSRs with $15.2bn UPB

Acquired HomEq servicer advance facility with $413.4mm of servicing advances

August 2012

Acquired rights to MSRs with $2.1bn UPB

Included $68.2mm of servicing advances

September 2012

Acquired rights to MSRs with $6.7bn UPB

Included $225.4mm of servicing advances

December 2012

Priced a follow-on equity offering with gross proceeds of $499.1mm

March 2013

Acquired rights to MSRs with $15.9bn UPB

Included $703.2mm of servicing advances

May 2013

Acquired rights to MSRs with $10.6bn UPB

Included $376.6mm of servicing advances

HLSS has acquired $3.9bn of servicer advance receivables since its IPO in March 2012

6

Mortgage Servicing Primer

Back office for mortgage market

Receives payments from homeowner and distributes payments to loan owner

Advances payments for delinquent borrowers (“Servicing Advance”)??Repaid from borrower payments and liquidation proceeds roceeds (pool level rather than borrower level)

Paid fixed fee (MSR Asset)

No exposure to mortgage credit losses

Loan Owners Servicer Borrowers

Borrower Borrower Borrower

Borrower Borrower

Monthly P&I

+Liquidation Proceeds

Servicing New Servicer Advances

Repaid

Monthly P&I

+ Liquidation Proceeds

– Servicing Fees

– Advances Repaid

Bond Holders

7

Subprime MSRs Inherently More Stable than Prime MSRs

Voluntary CPR (Refinance)

25%

20%

15%

Prime

10%

5%

Subprime

0%

Prime Subprime

Source: CPR & CDR Technologies

Involuntary CPR (Foreclosure)

14% 12% 10%

8% Subprime

6%

4%

Prime

2%

0%

Prime Subprime

The Subprime Advantage

Prepayment rates are expected to remain low near-term and long-term

MSRs have had no material valuation change during HLSS’ ownership or impairment under prior Ocwen ownership Delinquencies have been decreasing since 2009, which is contributing to the reduction in involuntary CPR Majority of borrowers do not have an incentive to refinance as modifications generally result in interest rates at or below market rates Despite low interest rates, limited prepayment risk due to the inability of subprime borrowers to refinance Government refinance programs such as HARP and HARP II do not apply to this non-agency portfolio

8

Subprime MSRs Inherently More Stable than Prime MSRs

Asset Composition

40 Months

3%

22%

87%

78%

10 Months

10%

1	HLSS Prime Servicers3 HLSS Prime Servicers

Indicative Payback Period2

MSRs Servicing Advances Cash & Other Current Assets

1	Prime Servicer breakdown based on Q1 2013 financials from PHH Corporation

2 Servicer payback periods represent the number of months it would take to earn back annual base servicing fees at the indicative purchase multiples

3	Analysis assumes a prime servicing fee of 30bps and prime MSR value of 3.3 times the annual servicing fee

Limited Asset Valuation Risk

Total Assets of $4.1 billion are 23 times over-collateralized by ending UPB of $92.5 billion

90% of assets are Servicing Advances or Cash which are carried at par and have no valuation risk

10% of assets have a stable valuation history?Rights to MSRs represent the present value of future servicing fees, less expenses?No correlation between prepayment speed and interest rates on non-agency mortgages

No change in servicing asset valuations

If loan proceeds are ever insufficient, recovery is from collections on other loans in RMBS trust

March 31, 2013

($ in Millions)

Rights to MSRs $393.8

Cash & Reserves1 $151.7

Servicing Advances $3,524.3

Total Assets $4,069.8 100%

Servicing Advances & Cash $3,676.0 90% MSRs 393.8 10%

Total Assets $4,069.8 100%

Servicing Advances & Cash $3,676.0 90% MSRs 393.8 10%

Assets Are a 5% First-Priority Claim

Minimal credit risk due to over collateralization

Advances recovered at “top-of-the-waterfall” from loan proceeds

If loan proceeds are ever insufficient, recovery is from collections on other loans in RMBS trust

$92.5 Billion UPB

$4.1 Billion

$88.4 Billion

HLSS Assets

95.6% Downside Protection

~95% decline in real estate value would be required to impair HLSS’ assets

Stable Net Asset Value

Net Book Value per share

0.44

$15.76 0.04 $15.86 0.38

1

December Underwriters’ Net Income Dividends March 2012 Over-allotment 2013

Earnings in excess of dividends declared in Q1 adds $0.06 to HLSS’ book value per share Remaining change in Net Book Value per share is explained by the exercise of the underwriters over-allotment at $19.00 per share

No change in book value per share is attributable to the valuation of servicing assets

1 Reflects the monthly dividend of $0.12, $0.13 and $0.13 per share declared and paid for January, February and March, respectively

HLSS-Ocwen Subservicing Relationship

HLSS has engaged Ocwen to service the HLSS portfolio

??Ocwen is also expected to be engaged as subservicer on foreseeable future asset acquisitions??Ocwen and HLSS have entered into a long-term committed contract of 6 years

The majority of Ocwen’s subservicing fee is structured as an incentive fee which rewards collateral performance thereby reducing HLSS’s cost of advance financing

All current HLSS assets were acquired from Ocwen. As a result, Ocwen has substantial previous experience servicing the HLSS portfolio

HLSS does not have and does not intend to develop its own mortgage servicing platform

Ocwen has begun to migrate to fee-for-service model with lower leverage and lower balance sheet requirements

HLSS revenue split is structurally senior to other Ocwen obligations

Subservicing relationship allows HLSS to benefit from Ocwen’s industry expertise and previous experience servicing the assets

HLSS Business Structure

Predictable Revenue Stream

Contractual annual revenue of 50 bps¹ of portfolio UPB

Known Expense Structure with Downside Protection

Pay Ocwen a base fee of 12% of servicing revenue (6bps) plus an incentive fee of 34% of servicing revenue (17bps) MSR amortization is expected to remain stable Asymmetrical servicing contract – Ocwen bears operational risk, servicing cost volatility, and risk of higher advances 17 bps¹ incentive fee is reduced by 5.33% per annum of the amount of any such excess servicing advances

Hedged Interest Rate Exposure

Strategy to hedge interest rate exposure through fixed rate borrowing and 5-year interest rate swaps on variable rate borrowing Match funded advances with securitization debt to mitigate maturity cliffs

Fee split constructed to achieve a target yield at HLSS

1	Amounts based on 50bps servicing fee earned and 27bps retained fee in Q1 2013

Business Structure

Ocwen HLSS

Cash payment

Rights to MSR

Rights to MSRs MSRs sold to HLSS

Subservicing Economics

HLSS Ocwen

50 bps Servicing Fee

27 bps Retained Fee 23 bps Subservicing Fee

+ 18 bps Ancillary Fees 15 bps Amortization,

41 bps Total Fees

Interest, and Operating

– 5 bps Incremental Expense Expense

12 bps Net Income 36 bps Contribution

Ocwen Contract Ties Servicing Fees to Advance Ratio

Scheduled step-downs in the retained fee and advance ratio

28.0 3.81% 4.00%

3.53%

3.31%

26.0 3.80% 3.13% 2.96% 3.25%

2.76%

24.0 2.58% of

2.46%

(annualized bps) 2.50% (% of UPB)

22.0

27.2 26.1 25.5 24.8 24.1 23.3 22.8 22.3

20.0 1.75%

Retained Fee Target Advance Ratio Actual Advance Ratio

Retained fees are servicing fees net of subservicing expenses paid to Ocwen

Average decreased from 27.9 to 27.2 bps in Q1 due to scheduled step-downs and portfolio additions If the advance ratio is exceeded in any month, any performance based incentive fee payable will be reduced by an amount equal to 5.33%¹ per annum of the amount of any such excess servicing advances

Fee split constructed to achieve a target yield at HLSS

1	Weighted average contractual rate at March 31, 2013

Subservicing Fee Adjusts to Support Targeted Yield

HLSS’ largest expense can be reduced by up to ~74% to stabilize earnings

Protects against higher interest expense if Servicing Advances increase

HLSS benefits from lower interest expense if Servicing Advances decrease

Incentive fee exceeds interest expense, allowing HLSS’ earnings to withstand outsized stress scenarios

23 bps Subservicing Fee paid to Ocwen

6	bps Base Fee

17 bps Incentive Fee

~26%

Base Fee

~74%

Downside Protection

Note: Amounts based on 50bps servicing fee earned and 27 bps retained fee in Q1 2013. The incentive fee is the servicing fee minus the base fee and the retained fee

Agreements with Ocwen Provide Significant Protection

Six year committed term

Ocwen may not resign as servicer except upon breach by HLSS (i.e., failure to pay subservicing fee)

Ocwen responsible for operational aspects of servicing which are similar to existing obligations?Maintain servicer rating and licenses?Comply with all servicing standards and government regulations, including the CFPB

?Approved Fannie Mae, Freddie Mac or FHA servicer

Ocwen provides indemnification on eligibility of all advances for reimbursement

Ocwen may not make material changes to servicing practices, including its stop advance policy, without HLSS consent

Ocwen has assumed all operational risk associated with subservicing

Components of Income

First Quarter 2013 Earnings

($ in Millions)

$102.26 47.05

Base

Incentive

18.24

10.64

1.54

Retained Fee $24.79

Servicing Subservicing Interest Amortization of Operating GAAP

Basis points revenue fees expense MSRs expenses and Net Income per UPB¹ other (2)

(Annualized): 50 bps 23 bps 9 bps 5 bps 1 bps 12 bps

Expenses are low, predictable, and related to revenue – contract was formulated to allow HLSS to deliver a targeted yield Limited operating expenses make HLSS insensitive to reductions in scale The incentive fee represents 74% of total subservicing fees paid to Ocwen Earnings exceeded dividends declared during the first quarter of 2013 by $3.2 million

1	Calculated using average UPB for 1Q 2013
2	Operating expenses and taxes, net of interest income and related party revenue

Industry Overview

Top Mortgage Servicers

Top Mortgage Servicers ($bn)

National Total servicing Q1 2013

rank Company Q1 2013 market share

1Wells Fargo $1,860.1 18.8%

2	Bank of America 1,186.4 12.0%
3	J.P. Morgan Chase 1,082.2 10.9%
4	Ocwen 469.5 4.7%
5	Citi 435.1 4.4%
6	Nationstar Mortgage 305.0 3.1%
7	US Bank 269.5 2.7%
8	Walter 213.0 2.1%

9 PHH 181.8 1.8%

10 SunTrust 142.1 1.4%

11 PNC 136.5 1.4%

12 Quicken 123.3 1.2%

13 BB&T 104.3 1.1%

14 Provident Funding 101.0 1.0%

15 Dovenmuehle¹ 100.0+ 1.0%

16 OneWest 85.7 0.9%

17 HSBC 85.0 0.9%

18 Fifth Third 79.7 0.8%

19 Flagstar 79.1 0.8%

20 Capital One 58.0 0.6%

21 Regions 51.7 0.5%

22 EverBank 50.8 0.5%

23 M&T 47.7 0.5%

24 PennyMac 36.2 0.4%

25 Arvest Bank 35.7 0.4%

NA Cenlar NA

Total $9,916.6

Total independent servicers (ex-Ocwen) $960.3

HLSS as a % of independent servicers (ex-Ocwen) 9.9%

Independent servicers

HLSS represents 10% of independent servicers’ UPB

Inside Mortgage Finance as of March 31, 2013, company financials

¹ HLSS estimate

Since 2010, Over $1 Trillion of Mortgage

Servicing Has Changed Hands

Selected Portfolio Acquisitions Since 2010 ($bn)

Date Buyer Seller / Target Portfolio size

03/21/13 $34.0

03/12/13 90.0

01/07/13 215.0

01/07/13 93.0

11/02/12 70.0

10/24/12 203.7

10/24/12 50.4

10/03/12 77.0

06/05/12 10.4

05/22/12 10.7

03/20/12 1.9

03/06/12 63.0

11/04/11 15.0

10/19/11 39.7

06/06/11 41.2

03/28/11 37.0

08/25/10 1.3

05/28/10 28.0

03/29/10 6.9

Total servicing UPB acquired $1,088.2

Total Ocwen servicing UPB acquired (% of total) $514.1 (47%)

Source: Public filings

21

Capital Markets Access Funding & Liquidity

HLSS’ Growth Has Been Fueled by Strong Access to the Equity and Securitization Markets

Servicing Portfolio (UPB, $bn) Servicing Advances ($mm)

$3,524

$93 $3,098 $79

$47 $1,446

$15 $17 $409 $430

1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013

Equity ($mm) Advance Financing ($mm)

$881 $901 $3,121 $2,691

$418 $1,251 $178 $182 $357 $368

1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013

All assets are boarded by Ocwen before being purchased by HLSS, thereby reducing performance disruption as we realize growth

Lower Effective Interest Rate

6.00%	5.44%

5.01%

4.00%	3.48%

2.76%

2.45%

2.00%

1

Q212 Q312 Q412 Q113 Q213

2

Fixed Rate Term Note Capacity

($ in Millions)

3,750.0	Projected_Borrowing 3

BBB

3,000.0 A

AA

AAA

2,250.0

1,500.0

750.0

-

Fixed Rate Financing Stabilizes Earnings

Financing costs have decreased as lenders have come to recognize the credit quality and stability of HLSS’ assets

Decreased financing costs have contributed to increased earnings

HLSS seeks to lock-in interest expense by financing servicing advances under fixed rate ABS notes with terms up to 5-years

Additional variable funding note capacity from banks with LIBOR swaps to hedge interest rate exposure

Each acquisition is an opportunity to dynamically rebalance fixed rate notes, variable capacity and hedges

1 Estimate based on March 31, 2013 borrowing adjusted for the issuance of $850 million in term notes and $346 million in incremental borrowing for the May 21, 2013 flow purchase

2 Excludes VFN Capacity of $800 million (reduced from $1.3 billion prior to the ABS issuance) 3 Projected borrowing is calculated based on a 91% borrowing rate on projected servicing advances for the current portfolio, assuming the targeted advance ratios in the respective subservicing supplements and an annual prepayment speed of 13.5%

Significant operating cash flow provides a large margin of safety

HLSS’ substantial cash flow provides financial flexibility including the ability to significantly de-lever

Cash generated provides unparalleled flexibility to withstand potential future losses

1 Servicing advances decreased by $307.1 million, excluding the most recent purchase, freeing up the cash “haircut” component of financing

Components of Cash Flow

First Quarter 2013 Cash Flow

($ in Millions)

50.34	1.73 $87.50

10.64

$24.79

NetIncome

Amortization of MSRs

Decrease in advance haircut¹

Changes in other assets / liabilities

Cash available for debt servicing, reinvestment, and dividend payments

Financial Review

26

?Cash and advances, including other assets, which are effectively AAA, comprise over 90% of total assets

?Other assets are primarily advance facility reserves and repays not yet applied to borrowing

HLSS Quarterly Balance Sheet

($ in millions) 03/31/12 06/30/12 09/30/12 12/31/12 03/31/13

Cash $ 34.0 $ 36.5 $ 33.8 $ 76.0 $ 61.2

Rights to MSRs 61.7 70.2 177.7 303.7 393.8

Servicing Advances 408.6 430.0 1,446.1 3,098.2 3,524.3

Other assets 42.0 24.0 45.3 107.4 90.5

Total Assets $ 546.3 $ 560.7 $ 1,702.9 $ 3,585.3 $ 4,069.8

Match funded liabilities $ 357.4 $ 368.5 $ 1,250.9 $ 2,690.8 $ 3,120.9

Dividends payable 3.9 1.4 3.1 6.7 7.4

Other liabilities 6.8 8.7 30.9 7.2 40.1

Total Liabilities $ 368.1 $ 378.6 $ 1,284.9 $ 2,704.7 $ 3,168.4

Ordinary Shares $ 0.1 $ 0.1 $ 0.3 $ 0.6 $ 0.6

APIC 177.7 179.3 415.2 876.6 894.2

Retained earnings — 3.2 3.9 4.5 7.7

AOCI 0.4 (0.5) (1.4) (1.1) (1.1)

Total Shareholders’ Equity $ 178.2 $ 182.1 $ 418.0 $ 880.6 $ 901.4

Management Reporting

Consolidated Results (GAAP) Management Reporting (Non – GAAP) Adjustments

(in 000s)

For the quarter ended March 31, 2013:

Revenue

Servicing fee revenue $ — $ 102,258 $ 102,258

Interest income – notes receivable – Rights to MSRs 44,570 (44,570) -

Professional services 407 — 407

Interest income – other 102 — 102

Total revenue 45,079 57,688 102,767

Operating expenses

Compensation and benefits 1,166 — 1,166

Servicing expense 47,052 47,052

Amortization of MSRs 10,636 10,636

General and administrative expenses 871 — 871

Total operating expenses 2,037 57,688 59,725

Income from operations $ 43,042 $ — $ 43,042

We evaluate our operating performance and manage our business considering servicing fees collected and subservicing fees paid and maintain our internal management reporting on this basis

This table presents our results of operations in accordance with U.S. GAAP reconciled to our internally reported financial results

HLSS Quarterly Income

Statement – Management Reporting

($ in millions) 03/31/12 06/30/12 09/30/12 12/31/12 03/31/13

Revenue

Servicing fee revenue $ 6.5 $ 23.0 $ 27.7 $ 60.6 $ 102.2

Professional services 0.2 0.8 0.7 0.6 0.4

Other 0.0 0.1 0.1 (0.1) 0.1

Total Revenue $ 6.7 $ 23.9 $ 28.5 $ 61.1 $ 102.7

Compensation and benefits $ 0.4 $ 1.0 $ 1.3 $ 1.1 $ 1.3

Servicing expense 2.7 9.7 10.6 27.2 47.1

Amortization of MSRs 0.8 2.8 3.0 6.3 10.6

General and administrative 0.2 0.7 0.7 0.7 0.7

Total Operating Expenses $ 4.1 $ 14.2 $ 15.6 $ 35.3 $ 59.7

Interest Expense 1.3 5.0 6.2 11.6 18.2

Income before income taxes 1.3 4.7 6.7 14.2 24.8

Income taxes 0.0 0.0 0.1 (0.1) 0.0

Net Income $ 1.3 $ 4.7 $ 6.6 $ 14.3 $ 24.8

Q1’13 servicing revenue of 50bps net of servicing expense of 23bps results in gross servicing margin of 27bps

Amortization of MSRs reflects prepayment rate with no impact from changes in valuation

Reduction in interest expense due to reduced ABS spreads

Stable results confirm business model

Transaction Overview

30

HLSS Pro Forma Capitalization

$mm

Prior to Deal (3/31/13) TLB and Equity Issuance Pro Forma

Cash $61 — $61

Rights to MSRs 394 321 715

Servicing Advances 3,524 2,874 6,398

Other Assets 91 — 91

Total Asset $4,070 $3,195 $7,265

Advance Financing $3,121 $2,545 $5,666

Term Loan 0 350 350

Total Debt Financing $3,121 $2,895 $6,016

Other Liabilities 48 — 48

Total Liabilities $3,169 $2,895 $6,064

Equity $901 $300 $1,201

Total Debt / Equity 3.5x 5.0x

Total Debt / Total Assets 0.8x 0.8x

Corporate Debt / Total Equity — 0.3x

Note: Transaction assumes constant ratio of advance/MSRs and advance financing/advances

ą Excludes flow purchase of $10.6bn of UPB completed on May 21, 2013 which was partially offset by portfolio run-off

Assumes HLSS obtains both a $350mm Term Loan B and completes a hypothetical $300mm equity offering

The proceeds of the loan and equity raise would be used to purchase rights to MSRs and servicing advances

The pro forma company will be well capitalized at ~5.0x total debt / equity

The information contained in this presentation is not an offer to sell nor a solicitation of an offer to purchase any securities of the Company.

Borrowing Base

HLSS HOME LOAN SERVICING SOLUTIONS™

HLSS – TLB illustrative borrowing base analysis ($mm)[1]

		Pro forma as of 03/31/13 Capacity
Cash and equivalents[2]		$61
Amounts in advance facility reserve accounts		113
Notes receivable - Rights to MSRs[3]		715
Borrowing Base contribution for advances and deferred servicing fees		
Match funded advances		$6,398
Deferred servicing fees	+	538
Total servicing advances and deferred servicing fees		$6,936
Attachment point for comparable BBB rated structured products	x	95.0%
Contribution to Borrowing Base up to 95% BBB rated attachment point		$6,589
Less: outstanding match funded liabilities (outstanding advance financing)		(5,666)
Borrowing Base contribution for advances and deferred servicing fees		$923
Total HLSS asset value eligible for borrowing base		**$1,812**
Proposed facility size		$350
Borrowing base coverage		5.2x

Source: 10-Q for period ending 03/31/13

Note: Illustrative pro forma balance assumes constant ratio of advance/MSRs, advance financing/advances, amounts in advance facility reserve accounts/advance financing, and deferred servicing fees/advances

[1] Excludes flow purchase of $10.6bn of UPB completed on May 21, 2013 which was partially offset by portfolio run-off

[2] Includes interest and non-interest bearing demand deposits with financial institutions with original maturities of 90 days and less, and has no restrictions on the use of the cash and cash equivalents balance

[3] Represents the present value of the net cash flows related to the outstanding unpaid principal balance of the underlying mortgage servicing rights. The change in the carrying value reduces the net servicing fees received by HLSS with respect to the mortgage servicing rights and the servicing fees paid to Ocwen with respect to the mortgage servicing rights

Strong Borrowing Base Coverage

32

Summary of Terms and Conditions

Term Loan B – Summary of Terms and Conditions

Borrower: Home Loan Servicing Solutions, Ltd. (“HLSS”)

Joint Bookrunners and J.P. Morgan Securities LLC and Wells Fargo Securities

Joint Lead Arrangers:

Co-Arrangers: Sterne, Agee & Leach, Inc. and Keefe, Bruyette & Woods, Inc.

Administrative Agent: J.P. Morgan Chase Bank, N.A.

Guarantors: All existing and future direct and indirect wholly-owned subsidiaries of the Borrower

Security: Perfected first priority security interest in all unencumbered assets of the Borrower (including mortgage servicing rights

(“MSRs”), rights to MSRs, servicing fees and advances, cash and other assets) and a pledge of the capital stock of all subsidiaries of the Borrower and Guarantors

Facility: $350 million Senior Secured Term Loan Facility

Expected Corporate Ratings: Ba3/B+

Expected Facility Ratings: Ba3/B+

Tenor: 7 years or the date that is 12 months prior to the Ocwen servicing contract expiry, whichever is earlier

Spread: L + 300-325 bps

LIBOR floor: 1.00%

OID: 99.0-99.5

Mandatory Amortization: 1.00% per annum (paid quarterly)

Optional Prepayments: 101 soft call for first year

Borrowing Base: The Borrower will be required to maintain compliance with a 1.50x borrowing base coverage test that will be computed on a monthly basis based on a specified methodology and comprised of (a) assets that have been pledged as collateral to the Term

Loan and (b) servicing advances up to the equivalent BBB rated attachment point for comparable structured products

Mandatory Prepayments: Customary for facilities of this type and including:

100% of asset sale proceeds (with reinvestment rights)

100% of debt proceeds (other than permitted debt)

100% excess cash flow sweep if borrowing base coverage is less than 1.50x (with step-downs if greater than 1.50x)

Negative Covenants: Customary for facilities of this type including limitations on incurrence of additional indebtedness, liens, restricted payments,

asset sales, mergers, consolidations, acquisitions and transactions with affiliates with further Ocwen-related covenant as follows:

No material modification of the Ocwen Subservicing Agreement that would have a materially adverse impact to the Lenders

Financial Covenants: None, except for minimum monthly borrowing base coverage test of 1.50x

June 2013

S M T W T F S

1
2	3 4 5 6 7 8

Key transaction date

9 10 11 12 13 14 15

16 17 18 19 20 21 22

23 24 25 26 27 28 29

30

Date Event

Tuesday, June 11th Lender Meeting in New York

Thursday, June 20th Lender Commitments Due

Thursday, June 27th Closing and Funding of Credit Facility

Key Credit Highlights

High Quality Assets

23 times over-collateralization virtually eliminates credit risk

Asset composition – 90% servicing advances and cash – mitigates valuation risk

Stable Earnings Stream

Profits purchased up front – targeted return not dependent on asset appreciation or valuations

Ocwen retains all operating risk under an incentive contract designed to stabilize HLSS earnings

Solid downside protection with limited exposure to a down economy but opportunity to increase earnings and dividend in an improving economy with rising interest rates

Significant excess cash flow available to replenish and increase asset base in accretive flow transactions, service debt, and pay dividends

Conservative Capital Structure

Match fund advances with securitization debt to effectively eliminate maturity cliffs or liquidity risk

Primarily fixed rate borrowings, with unencumbered assets and current debt / equity of ~3.5x

Low Liquidity Risk in Business

Strategy seeks to match liability maturity to projected asset maturity. Use of MTNs locks in availability, spread and Libor components of financing

Appendix

HLSS Leadership Team

Veteran management team with extensive mortgage servicing experience

William C. Erbey

„ Served as Chairman since the

inception of HLSS

„ Chairman of Ocwen since

September 1996, Altisource since

2009, and Altisource Residential

since 2012

„ CEO of Ocwen Financial from

January 1988 to May 1998

„ Managing General Partner of The

Oxford Financial Group

(predecessor of Ocwen) from 1983

to 1995

John P. Van Vlack

Served as a director since October 2011 and was appointed President in March 2012 Previously served as CFO and Chief Accounting Officer and EVP at Ocwen Financial, Ocwen Asset Management and Ocwen Loan Servicing

James E. Lauter

Serves as CFO and SVP

Previously served as VP of Ocwen Financial Duties included directing Ocwen’s Advance Facility Previously held several positions at AT&T, including CFO of National Business Markets, Online Markets and BellSouth Community Technologies

Richard Delgado

Serves as Treasurer and SVP Previously served as Senior VP and Treasurer of Ocwen Financial Worked at Ocwen since 1995, primarily in Treasury, Capital Markets and Servicing Acquisitions Previously employed by Deloitte as a Senior Analyst on the CMO team New York Certified Public Accountant

Michael J. McElroy

General Counsel and SVP Previously served as Senior VP and Deputy General Counsel of Ocwen Financial Duties included directing transactional legal matters Served as Associate General Counsel at Fannie Mae prior to joining Ocwen

Bryon E. Stevens

SVP of Investor Relations and Capital Markets Previously served as investment banker at UBS and J.P. Morgan Duties included capital raising for financial services companies, including Ocwen Ran Alternative Capital Markets group at UBS

Ocwen Servicing Highlights

HLSS HOME LOAN SERVICING SOLUTIONS™

- Long-term, consistent focus on mortgage servicing with $5.3bn in market capitalization
- Ocwen services loans across all 50 states, the district of Columbia and two U.S. territories providing geographic diversification for its servicing portfolio
- Servicing portfolio of 2.9mm loans and real estate assets with $469bn UPB as of March 31, 2013
- Ocwen has completed over 300,000 loan modifications since January 2008
- 20+ years of innovation in loss mitigation
- #1 in servicing quality in third party studies of servicers
- Low cost, scalable servicing platform and technology
- Demonstrated ability to grow UPB and earnings across cycles while maintaining performance

Locations: North and South America


Waterloo, IA
Burbank, CA
Mount Laurel, NJ
Dallas, TX
Fort Washington, PA
Atlanta, GA
Houston, TX
St. Croix, US Virgin Islands
West Palm Beach, FL
Montevideo, Uruguay

Locations: Asia


Pune, India
Bangalore, India
Mumbai, India

Ocwen employs over 9,000 professionals and staff worldwide (1)

Note: Ocwen market capitalization as of May 7, 2013
[1] As of March 31, 2013

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Ocwen Servicing Portfolio History

Ocwen has a successful history of boarding and managing mortgage servicing portfolios

Performance and Proven Ability to Ramp Up

Date Portfolio Number of Loans UPB ($bn) Days to Board

2009 Q3 Freddie Mac—TBW DQ Loan Subservicing 24,000 $4.2 11 days

2009 Q3 1,500

Freddie Mac—TBW DQ Loan—Monthly Flow Varied 30 days

to 2010 Q3 to 5,000

2009 Q4 Undisclosed—Subprime Subservicing 62,000 $9.6 45 days

2010 Q1 Saxon—MSR Purchase 36,000 $6.7 45 days

2010 Q3 HomEq—MSR Purchase 134,000 $22.3 90 days

2011 Q2 Undisclosed—Subprime Subservicing 13,000 $3.2 45 days

2011 Q3 Litton—MSR Purchase 156,000 $ 23.2 90 days

2011 Q4 Litton—MSR Purchase 87,000 $14.7 150 days

2012 Q2 Saxon and JPMorgan Chase—MSR Purchases 104,000 $20.2 90 days

2012 Q2 Bank of America—MSR Purchase 53,000 $10.7 90 days

2012 Q2 Aurora Bank—MSR Purchase 3,316 $1.8 75 days

2012 Q2 Large Bank Subservicing—Held For Investment Loans 9,000 $1.8 120 days

2012 Q3 Fannie Mae / Freddie Mac – MSR Purchases 1,700 $0.3 45 days

2012 Q3 Fannie Mae – MSR Purchases 7,100 $2.2 45 days

2012 Q4 Homeward – MSR Purchase 421,000 $77.0 110 days

2013 Q1 Residential Capital – MSR Purchase $203.7

2013 Q2 Ally Bank – MSR Purchase $90.0

Ocwen Servicing Portfolio Details

HLSS HOME LOAN SERVICING SOLUTIONS™

Ocwen Reduced Delinquencies Even with Adding Highly Delinquent Portfolios

($ in thousands)

Residential Assets Serviced	March 31, 2013		December 31, 2012		December 31, 2011	
Unpaid Principal Balance						
Performing Loans[1]	$398,885,539	85.0%	$153,824,497	75.5%	$71,900,689	70.4%
Non-Performing Loans	63,721,071	13.6%	43,568,536	21.4%	24,097,130	23.6%
Non-Performing Real Estate	6,847,922	1.5%	6,272,683	3.1%	6,201,403	6.1%
Total Residential Assets Serviced[2]	**$469,454,532**	**100.0%**	**$203,665,716**	**100.0%**	**$102,199,222**	**100.0%**
HLSS Assets Serviced by Ocwen	**$92,520,828**	**19.7%**				
Loan Count						
Performing Loans[1]	2,518,624	85.9%	982,391	80.5%	516,923	77.0%
Non-Performing Loans	376,356	12.8%	204,325	16.7%	123,584	18.4%
Non-Performing Real Estate	36,626	1.2%	33,240	2.7%	31,116	4.6%
Total Residential Assets Serviced[2]	2,931,606	**100.0%**	1,219,956	**100.0%**	671,623	**100.0%**
Percent of total UPB						
Servicing Portfolio		58.4%		86.0%		77.5%
Subservicing Portfolio		41.6%		14.0%		22.5%
Non-Performing, Excl. FHLMC[3]		15.0%		18.4%		21.2%
Average CPR		**18.5%**		**14.7%**		**14.4%**

1. *Performing loans include those loans that are current (less than 90 days past due) and those loans for which borrowers are making scheduled payments under loan modification, forbearance or bankruptcy plans. We consider all other loans to be non-performing.*
2. *Subprime loans represent the largest category, or strata, of residential loans that we service. At March 31, 2013, Ocwen serviced 1,094,664 subprime loans with UPB of $161.2BN. This compares to 747,908 subprime loans with a UPB of $113.4BN at December 31, 2012 and 548,504 subprime loans with a UPB of $84.7BN at December 31, 2011. Excludes Alt-A and other non-prime categories available for purchase by HLSS.*
3. *Excludes Freddie Mac loans serviced under special servicing agreements where we have no obligation to advance.*

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HLSS Represents a Growing Portion of Ocwen’s Business

HLSS Assets as a % of Ocwen Revenue¹

35.2% 34.5%

15.7% 16.7%

13.5%

1Q12 2Q12 3Q12 4Q12 1Q13

HLSS as Proportion of Total Ocwen Servicing Portfolio (UPB, $bn)

Ocwen (non HLSS) HLSS $469

93

$204 $128 $127 376 79 $98

17

15 47

111 125

83 81

1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013

1 Revenue earned on HLSS assets as a percentage of total Ocwen revenue. Revenue assumes a 50bps contractual servicing fee and ancillary fees of 18bps on average HLSS UPB.

Delinquencies and Advances by

Transaction

Delinquencies Fall Through Loss-Mitigation Efforts Reducing Advance Levels and

Expenses

48% Delinquency Percentage (90+ Days) by Portfolio 9% Advances as a % of UPB by Portfolio (1)

8%

43%

7%

38% 6%

5%

33%

4%

28% 3%

2%

23%

1%

18% 0%

Legacy Ocwen Saxon HomEq Legacy Ocwen Saxon HomEq

Litton Saxon New Chase Litton Saxon New Chase

1Includes advances that are not on Ocwen’s books due to transfer to HLSS

During this period, Ocwen onboarded ~$480bn in UPB, illustrating its ability to grow dramatically while maintaining quality

Comparison for Subprime Securities Data of Modification and Re-default Rates

Ocwen Has Modified More Loans While Maintaining Lower Re-default Rates

60.00% Ocwen Mods

Modifications outstanding as a percent of Outstanding, 55.6% portfolio for subprime private securities

55.00%

Non-Ocwen Mods

50.00%

Outstanding, 47.2%

45.00%

40.00%

35.00%

Non-Ocwen Mod 60+,

37.1%

30.00%

25.00% Modification re-defaults (more than 60-

Ocwen Mod 60 + days past-due) outstanding as a percent

20.00% of portfolio for subprime private securities 25.6%

15.00%

Source: BlackBox Logic – Subprime securities data

Regulatory, Legal & IT

HLSS HOME LOAN SERVICING SOLUTIONS™

Regulatory

- HLSS has strong internal audit, quality assurance and information controls in place to monitor and assess regulatory compliance
  - Altisource and Ocwen are directly accountable to HLSS for controls and compliance
- Independent internal audit, quality assurance and information security controls are also in place to assess regulatory compliance
- Policies and procedures updated regularly
- Potential negative consequences of future regulations
  - Additional regulation of mortgage servicers may increase costs
  - Scrutiny of foreclosure process could lengthen timelines or increase prepayment speeds
  - GSE initiatives may affect the mortgage servicing industry generally

Legal

- No current legal disputes
- No "borrower-facing" function at HLSS and full indemnification for sub-servicer acts in connection with collection or loss mitigation functions, so HLSS is insulated from borrower-level dispute risk common to servicers
- All servicing related requirements are contracted to Ocwen, which has:
  - Strong internal compliance
  - Outside counsel in all key geographies to ensure compliance with local laws
  - Ongoing employee training
- HLSS monitors Ocwen's compliance practices
- Current outside counsel:
  - Kramer Levin for U.S. transactions and securities matters
  - Walkers for Cayman law matters

Information Technology

- Business disruption / disaster risk limited by:
  - Robust disaster recovery and business continuity plans
  - Disaster recovery site
  - Ongoing recovery and business resiliency testing
  - Geographic dispersion
- Low technology risk
  - Redundancy for key IT systems
  - Technology support (internal and vendor) available 24x7
  - Ongoing stress testing
  - 3rd party hired to ensure strong technology security
- Customer data protection and transaction processing issues mitigated by:
  - Encryption technology
  - Limited data access for employees
  - Proven and well documented policies and procedures

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